Rule 497(d)

                                FT 608

           Supplement to the Prospectus dated February 27, 2002

Notwithstanding anything to the contrary in the Prospectus, the Maximum Sales Charge will be comprised solely of an initial sales charge of 1.85% of the Public Offering Price per Unit.


April 23, 2002